                                EXHIBIT 10 (ae)

              Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC.

                 ENGINE MAINTENANCE COST PROTECTION PROGRAM





                                   BETWEEN


                   ALLIEDSIGNAL INC., ALLIEDSIGNAL ENGINES


                                     AND


                      ATLANTIC SOUTHEAST AIRLINES, INC.

                                    INDEX


I.               Introduction & Scope

II.              Definitions

III.             Basic Understandings

IV.              Program Period

V.               AlliedSignal's Obligations

VI.              Customer's Obligations

VII.             Program Exclusions

VIII.            Price & Payment Terms

IX.              Warranty & Limitation of Liability

X.               Force Majeure

XI.              Notices

XII.             Termination

XIII.            Title

XIV.             General Provisions            Exhibits

                 A.    Applicable Laws         A.      Schedule of Coverage
                 B.    Assignments             B.      EMCPP Escalation Formula
                 C.    Entire Agreement        C.      Monthly Operation Report
                 D.    Non-Disclosure          D.      Engine Enrollment Form
                 E.    Indemnity               E.      On-Wing Maintenance Tasks
                 F.    Transfer of Data        F.      EMCPP Adjustment Formula
                 G.    Remedies Cumulative
                 H.    Residual Property
                 I.    Captions
                 J.    Non-Waiver
                 K.    Precedence


              ENGINE MAINTENANCE COST PROTECTION PROGRAM ("EMCPP")

THIS AGREEMENT made and entered into as of the _________ day of _____________________________________, 1995, by and between AlliedSignal Inc., a Delaware corporation, acting through its ALLIEDSIGNAL ENGINES business, a unit of AlliedSignal Aerospace, with offices at 111 South 34th Street, Phoenix, Arizona 85072 (hereinafter called "ALLIEDSIGNAL") and Atlantic Southeast Airlines, Inc., having a place of business at 100 Hartsfield Centre, Suite 800, Atlanta, GA 30354-1356 (hereinafter called "CUSTOMER").

WHEREAS, CUSTOMER intends to lease a fleet of five BAe 146 Series Aircraft manufactured by British Aerospace Limited, each of which are equipped with four
(4) ALLIEDSIGNAL Model ALF502R Series Turbofan Engines, and desires to obtain a program for the maintenance and repair of the ALF502R Series Engines; and

WHEREAS, ALLIEDSIGNAL, as the original equipment manufacturer for the Engines desires to offer such a program for the Engines at a fixed rate per Flight Hour as more fully set forth hereinafter (and hereinafter called "Engine Maintenance Cost Protection Program" or "EMCPP").

NOW THEREFORE, in consideration of the mutual premises and covenants herein contained, the receipt of which is hereby acknowledged by the parties, it is agreed as follows:

ARTICLE I.     INTRODUCTION AND SCOPE
- -------------------------------------

ALLIEDSIGNAL and CUSTOMER herewith enter into this Engine Maintenance Cost Protection Program (EMCPP) under which ALLIEDSIGNAL will provide Off-Wing Maintenance and Repair in support of CUSTOMER'S ALF502R Series Engines, in consideration for which CUSTOMER will monthly pay ALLIEDSIGNAL the established dollar amount per Engine Flight Hour as specified in Article VIII hereof, subject to the obligations, procedures, guidelines and other terms and conditions as set forth herein. A schedule of coverage of the EMCPP Program and the responsibilities of each party is categorized in Exhibit A hereto.

ARTICLE II.      DEFINITIONS
- ----------------------------

As used in this Engine Maintenance Cost Protection Program, the following words and phrases have the following meanings:

A. "Aircraft", as used herein, shall mean the BAe 146 Series Aircraft manufactured by BAe and acquired/operated/leased by CUSTOMER for use in airline service.

B. "Engines", as used herein, shall mean those twenty-two (22) eligible ALF502R Series Turbofan Engines identified in Exhibit D hereto which are acquired for use on Aircraft and does not include QEC Hardware.

C. "Modules", as used herein, shall mean sub assembly sections of the Engine.

D. "Parts", as used herein, shall mean components for Engines, Modules, and Accessories.

E. "Life Limited Parts", as used herein, shall mean those Parts which have defined life limits as defined within AlliedSignal Service Bulletin 72-002.

F. "Flight Hours" or "Flying Time", as used herein, shall mean the amount of time incurred by the Aircraft from the moment of wheels-off the ground to the moment of wheels-on the ground at the end of the flight.

G. "Relevant Period", as used herein, shall mean a period of time commencing with the delivery of the first ALF502R powered BAe146 aircraft into Customers fleet and ending upon the anniversary of the delivery date of the fifth Aircraft, or upon termination of the Aircraft lease, without regard to extensions, whichever occurs first.

H. "Engine Accessories", as used herein, shall mean non-line expendable material items which may normally be removed and replaced with the Engine installed in the Aircraft as part of flight line maintenance activities.

I. "Repair", as used herein, shall mean the disassembly, inspection, restoration, Parts replacement, reassembly and testing of Engines and Modules to permit said equipment to continue service operations.

J. "Corrosion", as used herein, shall mean a condition of oxidation caused by an environmental or chemical reaction, and which would lead to Part or Engine functional deterioration.

K. "Unserviceable Part", as used herein, shall mean a Part which is not in proper operating condition within the limits defined in applicable manuals, specification, and/or publications.

L. "On-Wing Maintenance", as used herein, shall mean maintenance, in addition to normal line maintenance tasks, i.e. oil system maintenance, chip detector inspections, etc., Tasks 1 through 11 as defined in Exhibit E which are customarily accomplished with the Engine installed on the Aircraft.

M. "Off-Wing Maintenance", as used herein, shall mean maintenance actions beyond Task 11 which are customarily accomplished with the Engine removed from the Aircraft.

N. "QEC Hardware", as used herein, shall mean interface hardware installed by the CUSTOMER on an Engine to achieve a maximum neutral Engine configuration including those Parts making an Engine peculiar to a particular position on an Aircraft.

O. "Item", as used herein, shall mean Engines, Modules, Engine Accessories, and Parts.

P. "Line Expendable Material", as used herein, shall mean those non-repairable Items normally associated with Engine servicing. Such Items would include, but not be limited to, packings, o-rings, gaskets, oil and fuel filters.

Q.       "CAA", as used herein, shall mean the Civil Aviation Authority.

R.       "FAA", as used herein, shall mean the Federal Aviation Authority.

S. "Customer Inventory", as used herein, shall mean those on-hand Items of property which belong to the CUSTOMER.

T. "Notice", as used herein, shall mean a written communication, including telex and telefax, received at the business address defined in Article XI herein.

U. "Accounting Period", as used herein, shall mean a twelve (12) calendar month period within the Relevant Period.

V. "Aircraft Lease", as used herein, shall mean those certain leases between Jet Acceptance Corporation/AMO and the CUSTOMER for the lease of five (5) BAe-146 series Aircraft.

ARTICLE III.     BASIC UNDERSTANDINGS
- -------------------------------------

A. CUSTOMER acknowledges and agrees that the basic understandings set forth herein with respect to CUSTOMER'S intended utilization of the Aircraft and expected on condition maintenance practices and procedures are conditions precedent to ALLIEDSIGNAL'S willingness to offer this Engine Maintenance Cost Protection Program. Changes in any of the basic understandings shall be considered a material change entitling ALLIEDSIGNAL or CUSTOMER to a fair and reasonable adjustment in the rate per Engine Flight Hour set forth in Exhibit F and Article VIII hereof and in any other provisions of this Engine Maintenance Cost Protection Program which may be affected thereby.

B. A Basic understanding is that CUSTOMER must maintain the recommended level of two spare ALF502R engine(s) to support the fleet of five BAe 146-200 Aircraft. Spare engines to be obtained as agreed in separate Customer Support Agreement.

C. A basic understanding is that during the Relevant Period all Off-Wing Maintenance, Repair, and overhaul of the CUSTOMER'S Engines will be performed by ALLIEDSIGNAL, or an approved Service Center, or the CUSTOMER. ALLIEDSIGNAL reserves the right, in its sole discretion, to subcontract the whole or any part of the Repair of any Item.

D. A basic understanding is that CUSTOMER'S Flying Time shall average between [*] and [*] minutes per flight and annual utilization shall average [*] Flight Hours per Aircraft per year. A material change shall be considered to have occurred should CUSTOMER'S Flying Time average less than [*] minutes per flight or average greater than [*] minutes per flight and/or CUSTOMER'S annual utilization averages less than [*] Flight Hours per Aircraft per year. Adjustments to the then current EMCPP hourly rate will be made in accordance with Exhibit F.

E. A basic understanding is that once the CUSTOMER has reached a fleet of five BAe146 Aircraft, the CUSTOMER must fully operate not less than four (4) BAe 146-200 Aircraft in its fleet to benefit from this Engine Maintenance Cost Protection Program.

F.       Deleted.

G. Within the first year of operation and based upon CUSTOMER revenue operations, CUSTOMER and ALLIEDSIGNAL will jointly establish a fleet average mission profile (Temperature/Time) for the CUSTOMER'S fleet (TGT in C(degree)/Time in minutes) for takeoff, climb and cruise equating to a CUSTOMER fleet average derate of 10%. A basic understanding is that the CUSTOMER will operate the Aircraft in such a manner that the fleet average of the individual Aircraft mission profile weighted average temperatures established above will not be exceeded.

         A material change shall have occurred should the fleet average of the individual Aircraft mission profile weighted average temperatures vary upward by [*] or more from the above specified value for a given Accounting Period. To verify compliance with these temperature parameters, ALLIEDSIGNAL may conduct periodic audits of the flight data and conduct periodic audits of the flight crew operating practices and procedures being followed by the CUSTOMER'S fleet.

H.       [*]








I.       [*]

[*]












ARTICLE IV.     PROGRAM PERIOD
- ------------------------------

The program period for this "EMCPP" Program is that as previously defined as the "Relevant Period".

ARTICLE V.     ALLIEDSIGNAL'S OBLIGATIONS
- -----------------------------------------

A. In addition to other responsibilities as may be set forth herein, except for those exclusions listed in Article VII, ALLIEDSIGNAL shall provide for labor, Parts (excluding Life Limited Parts) and material for performance of Off-Wing Maintenance and Repair of CUSTOMER'S Engines and related Items including incorporation of required or mandatory Service Bulletins as determined by ALLIEDSIGNAL or the FAA/CAA.

B. ALLIEDSIGNAL shall furnish its facilities, tooling and resources for maintenance administratively through its main headquarters in Phoenix, AZ. ALLIEDSIGNAL may perform the work effort at any of various locations at its own discretion, and at its option may choose to perform limited tasks on-site where feasible or necessary to resolve emergency situations.

C.       [*]





D. ALLIEDSIGNAL will provide to CUSTOMER, Engine disassembly and teardown reports upon completion of an Engines shop visit, so as to allow CUSTOMER to meet FAA mandated reporting requirements.

E. Cooperate in a manner which will enable CUSTOMER to effectively perform its obligations under this Agreement.

ARTICLE VI.     CUSTOMER'S OBLIGATIONS
- --------------------------------------

The CUSTOMER throughout the Relevant Period shall:

A. Maintain, in a format to be agreed upon with ALLIEDSIGNAL, a daily performance and status report (to also include operating time and cycles and pertinent trend monitoring data) for each Engine. The CUSTOMER shall accumulate and provide such reports to ALLIEDSIGNAL within 15 days after the end of each calendar month together with any other pertinent records which may reasonably be required by ALLIEDSIGNAL for administration of this Agreement.

         The CUSTOMER shall also keep a detailed maintenance and utilization history of the Engines to a standard agreed between ALLIEDSIGNAL and CUSTOMER and supply to ALLIEDSIGNAL such certified records as may reasonably be required by ALLIEDSIGNAL.

B. Maintain an accurate record of Parts condemned or repaired in maintaining and repairing the Engines.

C. Operate, trend monitor, maintain and rectify or Repair the Engines and Parts supplied by ALLIEDSIGNAL in the manner specified by BAe and/or ALLIEDSIGNAL in the following documents:

                 BAe 146 Aircraft Maintenance Manual
                 BAe 146 CAA Approved Flight Manual
                 BAe 146 Operations Manual
                 BAe 146 MRB Report
                 ALLIEDSIGNAL ALF502R Engine Manual
                 ALLIEDSIGNAL Parts Re-work Procedures
                 ALLIEDSIGNAL Service Bulletins and Service Letters ALLIEDSIGNAL Written Instructions

D. Implement and utilize Reduced Thrust or Optimum Power Management procedures as defined in the BAe 146 CAA Approved Flight Manual. Operation of the Aircraft pursuant to this Agreement is to be such that the Engine temperature shall not exceed the time weighted average operating temperature as mutually agreed to following the first year of operation, as set forth in Article III, Paragraph G.

E.       Utilize only oils and fuel qualified by ALLIEDSIGNAL.

F. Accept ALLIEDSIGNAL'S reasonable offers to provide free of charge technical service support by qualified personnel and/or corrective engineering design changes and implement those recommendations which may be reasonably requested by ALLIEDSIGNAL'S technical support personnel.

G. Install within a reasonable time after optional Service Bulletin release all new or used serviceable free of charge Parts or modifications supplied by ALLIEDSIGNAL at its sole discretion, provided the installation of the Parts/modifications is within the CUSTOMER'S capability to perform.

H. Not permit the installation of any Item on an Engine that was not authorized by ALLIEDSIGNAL for such purpose.

I. At its own labor and Line Expendable Material expense, perform Engine On-Wing Maintenance activities in accordance with CAA/FAA and ALLIEDSIGNAL instructions. Engine removals necessitated by operational time constraints notwithstanding, CUSTOMER must cooperate with ALLIEDSIGNAL in adhering to a policy to minimize return of Engines to the overhaul shop for repair by maximum utilization of the line repair stations to promote lower maintenance costs.

J. Use its best endeavors to ship to ALLIEDSIGNAL, complete Engines, with regard to Parts and Accessories. CUSTOMER may, at its own discretion, remove Parts or Accessories determined by CUSTOMER to be required to support the CUSTOMER'S operation. ALLIEDSIGNAL will return the Engine to the CUSTOMER in the "as received" condition, with regard to any Part(s) or Accessories(s) not received with an Engine at an ALLIEDSIGNAL facility.

K. Accurately identify each Engine change and notify ALLIEDSIGNAL within 5 working days as to the Aircraft in which each Engine is operating.

L. Cooperate in a manner which will enable ALLIEDSIGNAL to effectively perform its obligations under this Agreement.

M. Cooperate fully with ALLIEDSIGNAL in providing resources and unrestricted access to Engine Items when it has been mutually determined by the parties that a maintenance task should be performed on-site.

N. Make payments to ALLIEDSIGNAL in accordance with Article VIII of this Agreement.

O.       Use only ALLIEDSIGNAL approved Items in support of its Engines.

P. Warrant that all flight hours and cycles recorded and reported to ALLIEDSIGNAL are correct.

ARTICLE VII.     PROGRAM EXCLUSIONS
- -----------------------------------

CUSTOMER accepts full responsibility for the following and agrees that they are not covered under this Agreement and further agrees as applicable to discharge these responsibilities in a timely manner;

A.       Transportation, taxes and insurance fees incurred by CUSTOMER.

B. Any damage resulting from abuse, negligence, ingestion of foreign objects (including snow and ice or sand and dust or any corrosive agent), corrosion or erosion beyond normal wear resulting from abuse.

C. Any damage resulting from droppage, accident, use of Repair procedures not approved by ALLIEDSIGNAL or other event beyond the control of ALLIEDSIGNAL such as lightning strikes, hard landings, and maintenance errors except to the extent caused solely by an act or omission of ALLIEDSIGNAL or any subcontractor of ALLIEDSIGNAL or both.

D. Any damage caused by or to items that are not included in Parts, Engines, Modules or Accessories as herein defined.

E. Any damage caused by Spare Items not purchased from ALLIEDSIGNAL or ALLIEDSIGNAL approved parts.

F.       Operation of the Engine outside the limits per the following:
         Installed - BAe 146 CAA Approved Flight Manual
         Uninstalled - ALLIEDSIGNAL ALF502R Engine Manual

G. Items or repair services obtained from sources other than ALLIEDSIGNAL or ALLIEDSIGNAL approved sources.

H.       Replacement and Repair costs associated with Aircraft QEC components.

I. Costs arising from maintenance actions not indicated as necessary by the maintenance requirements or serviceable condition criteria published by ALLIEDSIGNAL or from minor maintenance actions which could have reasonably been performed as On-Wing Maintenance.

J. Labor associated with On-Wing Line Maintenance including, but not limited to, normal servicing, operational adjustments, engine cleaning, routine scheduled inspection, trouble shooting including engine borescope inspections and engine evaluation analysis, accessory gearbox module and Accessory removals and replacements, and three engine ferry preparation.

K.       Removal and installation of Engines from Aircraft.

L.       Disassembly and reassembly of Aircraft hardware not part of Engine.

M.       Replacement or Repair of tools, test rigs or test equipment.

ARTICLE VIII.     PRICE AND PAYMENT TERMS
- -----------------------------------------

A. CUSTOMER shall within 15 days from the close of each calendar month submit a Monthly Operation Report (Exhibit C) showing the total actual number of Flight Hours accumulated during the month for each Engine multiplied by the current hourly EMCPP Rate described below. Simultaneous with such report, CUSTOMER shall submit the associated payment to ALLIEDSIGNAL, without any need for a ALLIEDSIGNAL invoice, in accordance with Paragraph C hereof.

         The base EMCPP Rate per Engine Flight Hour for the Relevant Period is [*] in January 1, 1996 dollars. The base EMCPP Rate shall be escalated [*]
 .

         The above EMCPP Rate is based on the assumption that the CUSTOMER will comply with all the Basic Understandings. If the CUSTOMER does not comply with all the Basic Understandings, ALLIEDSIGNAL reserves the right to a fair and reasonable adjustment to the EMCPP Rate.

B. Interest on all CUSTOMER'S past due amounts shall be invoiced and paid at the Chase Manhattan Bank prime rate + 1% per annum (Based upon date account becoming past due). Failure of the CUSTOMER to make payments within 30 days of receipt of appropriate notice shall constitute a breach of this Agreement, and acceptance by ALLIEDSIGNAL of any interest on past due amount shall not constitute a waiver of ALLIEDSIGNAL'S right to terminate this Agreement or withhold services hereunder. CUSTOMER shall pay all reasonable attorney's fees, expenses and costs incurred by ALLIEDSIGNAL in seeking recovery of an amount due ALLIEDSIGNAL where payment has not been received within 30 days of appropriate Notice to CUSTOMER.

C. All payments from CUSTOMER to ALLIEDSIGNAL hereunder shall be remitted in US Dollars by wire transfer via "S.W.I.F.T." to:

                          ABA Routing No.  021000021
                          Chase Manhattan Bank
                          New York, New York
                          Account No. 910-2-554780
                          MAKE PAYABLE TO:         ALLIEDSIGNAL INC.,
                                                   ALLIEDSIGNAL ENGINES

         When and if wire transfer is made, CUSTOMER shall send to ALLIEDSIGNAL'S Billing Department detailed information concerning the amounts being paid by that wire transfer so that CUSTOMER'S account may be credited properly.

         If CUSTOMER is unable to effect payments by wire transfer, then such conventional payments to ALLIEDSIGNAL shall be remitted in US Dollars payable to ALLIEDSIGNAL at the following depository lockbox account:

                          ALLIEDSIGNAL INC., ALLIEDSIGNAL ENGINES
                          c/o Nations Bank
                          P.O. Box 840469 (Lockbox Account)
                          Dallas, Texas 75284-0469




ARTICLE IX.     DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY
- ------------------------------------------------------------------

A. ALLIEDSIGNAL AND CUSTOMER ACKNOWLEDGE AND AGREE THAT THIS EMCPP CONTRACT CONSTITUTES SOLELY A COST CONTAINMENT MECHANISM FOR MAINTENANCE OF CUSTOMER'S ENGINES AND SHALL NOT CONSTITUTE A REPRESENTATION OR WARRANTY RELATING TO, (i)THE ACTUAL COST OF OPERATION OR MAINTENANCE OF THE ENGINES, OR (ii) THE PERFORMANCE OF THE ENGINES.

B. THE OBLIGATION OF ALLIEDSIGNAL TO PERFORM MAINTENANCE UNDER THIS AGREEMENT IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, REPRESENTATIONS AND/OR REMEDIES, EXCEPT AS OUTLINED WITHIN THE CUSTOMER SUPPORT AGREEMENT, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL OTHER OBLIGATIONS OR LIABILITIES, RIGHTS OR CLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OR UNDER ANY OTHER THEORY OF RELIEF (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY AND NEGLIGENCE ON ALLIEDSIGNAL'S PART). [*]

[*]



C. IN NO EVENT UNDER ANY THEORY OF LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY OR NEGLIGENCE ON ALLIEDSIGNAL'S PART) SHALL ALLIEDSIGNAL BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR REVENUES, LOSS OF USE OF THE ENGINE OR AIRCRAFT, OR COST OF REPLACEMENT.

ARTICLE X.     FORCE MAJEURE
- ----------------------------

Neither party shall be liable for any excusable delay or failure to perform hereunder due to causes beyond its reasonable control, including but not limited to fires, explosions, floods, earthquakes, embargoes, wars (declared or undeclared), riots, insurrections, civil commotion, unavoidable accidents, unusual breakdown of machinery or plant, compliance with any law, enacted after the date hereof regulation or order of a governmental agency applicable after the date hereof, unforseeable shortage of materials, (including but not limited to any occasioned by either party's choice as to its source of components), delay in transportation, labor trouble causing stoppage or interruption of work, or unusual and unforseeable delays by suppliers.

ARTICLE XI.     NOTICES
- -----------------------

Whenever any notice is required to be given by either party to the other, such notice shall be by telegraph or in writing and shall be addressed as follows:

         To ALLIEDSIGNAL:

         ALLIEDSIGNAL INC.
         ALLIEDSIGNAL ENGINES
         111 S. 34th Street                   Rapidfax:        (602) 231-2309
         Phoenix, AZ 85072                    Telephone:       (602) 231-3433
         Attn:    Director, Regional Turbofan Program


         To CUSTOMER:

         Atlantic Southeast Airlines, Inc.

         100 Hartsfield Centre                Rapidfax:        (404) 209-0162
         Suite 800                            Telephone:       (404) 766-1400
         Atlanta, GA 30354-1356
         Attn:    Vice President - Finance

Such notices shall be effective from the date of receipt. Change of addresses may be accomplished by notice to the other party without changing this Agreement.



ARTICLE XII.     TERMINATION
- ----------------------------

A. Either party shall have the right to terminate this Agreement at any time during its term upon the occurrence of one or more of the following events:

         1. If the other party becomes insolvent, makes an assignment for the benefit of creditors, or becomes involved in any proceedings for dissolution, or if such other party's goods are seized by writ of attachment or otherwise, or if a receiver for such other party is appointed, or a petition in bankruptcy is filed by or against such other party.

         2. If the other party defaults by committing a breach in the performance of any of the covenants and conditions of this Agreement and such default is not remedied within a period of forty-five (45) days following receipt by such other party of NOTICE of default.

         3. The other party terminates its existence or ceases to do business.

         4. The other party assigns or transfers this Agreement to any person, entity or company, except as permitted by Article XIV(B) hereto.

         5.      The Aircraft lease(s) is/are terminated.

         6.      [*]















B. Upon termination of this Agreement, any property which is in the custody of a party other than its proper owner shall be returned to its owner.

C. When this Agreement is terminated pursuant to this Article XII such termination shall be without prejudice to any rights which may have accrued to either party or to any other remedies which either party may have.

ARTICLE XIII.     TITLE
- -----------------------

ALLIEDSIGNAL and the CUSTOMER acknowledge and agree that Items may be removed and replaced during the term of this Agreement. Accordingly, each party warrants that it has or shall have title free and clear of all encumbrances for the Items provided or exchanged by it and each shall deliver to the other such documents as may be necessary to transfer title and release any encumbrances effecting said Items. If CUSTOMER'S interest is not that of an owner or if the Engine Items are subject to encumbrances, CUSTOMER shall obtain the consent of the owner or
encumbrances holder in a form satisfactory to ALLIEDSIGNAL.  Any Item   of
value supplied by ALLIEDSIGNAL under a lease shall remain the property of ALLIEDSIGNAL, and the CUSTOMER shall not pledge, loan, relinquish possession of, or suffer claims or encumbrances to be made thereon. Any new or repaired serviceable Parts incorporated into an Item in the course of Repair in accordance with this Agreement shall be deemed to have been sold to the CUSTOMER and title to and risk of loss and damage to such Parts shall pass to the CUSTOMER upon incorporation of such Parts into an Item. The title to the Parts when removed shall simultaneously pass to ALLIEDSIGNAL.

ARTICLE XIV.     GENERAL PROVISIONS
- -----------------------------------

A.       Applicable Law
         --------------
         1. This Agreement shall be governed and construed according to the laws of the State of [*], United States of America, without reference to its conflicts or choice of law rules. Any provision hereof which contravenes such laws will be deemed void and of no effect but shall not be construed to affect the rights and obligations of the parties under the remaining provisions of this Agreement.

         2. This Agreement is also subject to all the laws and regulations and other administrative acts, now or hereafter in effect, of the U.S. Government and its departments and agencies.

B.       Assignment
         ----------
         1. The rights and privileges of this Agreement are unique to CUSTOMER and any entity or corporation controlled by or under common control of the CUSTOMER and may not be assigned or transferred by CUSTOMER or by operation of law without the prior written approval of ALLIEDSIGNAL which will not be unreasonably withheld.

         2. The rights and privileges of this Agreement are unique to ALLIEDSIGNAL and any entity or corporation controlled by or under common control of ALLIEDSIGNAL and may not be assigned or transferred by ALLIEDSIGNAL or by operation of law without the prior written approval of CUSTOMER which will not be unreasonably withheld.

         3. This Agreement shall be binding upon and inure to the benefit of ALLIEDSIGNAL ENGINES of ALLIEDSIGNAL INC. or to any successor to substantially all of the business now conducted by ALLIEDSIGNAL ENGINES of ALLIEDSIGNAL INC. relating to the subject matter of this Agreement.

C.       Entire Agreement
         This Agreement contains the entire and only agreement between the parties, respecting the subject matter hereof, and any representation, promise, or condition in connection therewith not incorporated herein shall not be binding upon either party. No modification, renewal, extension or waiver, of this Agreement or any part of the provisions herein contained shall be binding upon the party against whom enforcement of such modification, renewal, extension or waiver is sought, unless it is made in writing and signed by authorized representatives of each party.

D.       Non-Disclosure
         --------------
         This Agreement is for the benefit of the parties hereto and is not for the benefit of any third person, firm or corporation. ALLIEDSIGNAL and CUSTOMER agree not to disclose any of the provisions of this Agreement to any third party without the prior written consent of the opposite party, except for the disclosure of information released to a government agency as required by law or as required by public accounting requirements.

E.       Indemnity
         ---------
         1. ALLIEDSIGNAL agrees to indemnify and hold harmless CUSTOMER, its affiliates and their officers, directors, employees and representatives, from and against all claims, losses, damages, actions, suits or judgments, whether civil or criminal, including costs and expenses incident thereto, arising in whole or in part out of:

                 (i) The conduct of ALLIEDSIGNAL'S operations, including but not limited to, the defective performance of Services by ALLIEDSIGNAL;

                 (ii) Failure of ALLIEDSIGNAL to perform or comply with the terms and conditions of this Agreement, including but not limited to, laws, regulations and requirements of the U.S. Government as are referred to in this Agreement;

                 (iii) Death or injury to any persons or loss, damage or destruction of any property, including but not limited to, injuries or losses suffered by ALLIEDSIGNAL'S employees, other than such claims as arise from the sole negligence of CUSTOMER, its agents and employees, arising while such employees are at CUSTOMER'S facility for the purpose of this Agreement.

                 (iv) Any claim of a third party that ALLIEDSIGNAL misrepresented its authority or made any contractual commitment not expressly authorized by this Agreement.

         2. CUSTOMER agrees to indemnify and hold harmless ALLIEDSIGNAL, its affiliates and their officers, directors, employees and representatives, from and against all claims, losses, damages, actions, suits or judgments, whether civil or criminal, including costs and expenses incident thereto, arising in whole or in part out of:

                 (i) The conduct of CUSTOMER'S operations, including but not limited to, the defective performance of Services by CUSTOMER;

                 (ii) Failure of CUSTOMER to perform or comply with the terms and conditions of this Agreement, including but not limited to, laws, regulations and requirements of the U.S. Government as are referred to in this Agreement;

                 (iii) Death or injury to any persons or loss, damage or destruction of any property, including but not limited to, injuries or losses suffered by CUSTOMER'S employees, other than such claims as arise from the sole negligence of ALLIEDSIGNAL, its agents and employees, arising while such employees are at ALLIEDSIGNAL'S facility for the purpose of this Agreement.

                 (iv) Any claim of a third party that CUSTOMER misrepresented its authority or made any contractual commitment not expressly authorized by this Agreement.

F.       Transfer of Technical Data
         --------------------------

         1. ALLIEDSIGNAL and CUSTOMER agree to safeguard all technical data furnished in accordance with this Agreement from transmittal to other parties and it further agrees that such technical data will not be used by ALLIEDSIGNAL and CUSTOMER or anyone in privity with it for any use other than in accordance with the terms of this Agreement.

         2. CUSTOMER recognizes that the technical data, such as Engine manuals, blueprints, service bulletins, etc., furnished by ALLIEDSIGNAL contains proprietary trade secrets and confidential information owned by ALLIEDSIGNAL and hereby agrees that it will not disclose or use such information except as provided herein during the term of this Agreement. This obligation shall survive any termination or expiration of this Agreement.

G.       Remedies Cumulative
         -------------------
         Neither failure nor delay by one party to exercise any right, remedy, power or privilege provided for herein or by statute or by law, or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

H.       Residual Property
         -----------------
         Any residual Parts or other material which are removed from CUSTOMER'S Engines in the course of maintenance or Repair performed in accordance with this Agreement, shall become ALLIEDSIGNAL property effective with the completion of such maintenance or Repair. With regard to maintenance or Repair performed at a "Field Site", ALLIEDSIGNAL may elect not to accept ownership of such residual property or shall provide shipping instructions for shipment by CUSTOMER'S "Field Site" to ALLIEDSIGNAL.

I.       Captions
         --------
         The captions used in this Agreement are for convenience of reference only and are not to be deemed or construed to limit or extend the language of the provisions which they introduce.

J.       Non-Waiver
         ----------
         The failure of either party to insist in any one or more instances upon the performance by the other of any of the terms, covenants or conditions of this Agreement, or the exercise of any right under this Agreement, shall not be construed as a waiver of the future performance of any such term, covenant or condition, or the future exercise of such right, but the obligation of such other party with respect to such future performance shall continue in full force and effect.

K.       Precedence
         ----------
         Purchase orders placed with ALLIEDSIGNAL are subject to the "Terms and Conditions" of this Agreement which shall take precedence over any other terms and conditions appearing on CUSTOMER'S or ALLIEDSIGNAL'S forms.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement to be effective as of the day and year first above written.


                    ALLIEDSIGNAL INC.,
                    ALLIEDSIGNAL ENGINES

                     /s/ Jon Beatty
                    ---------------------------------------
                             (Signature)

                     Jon Beatty
                    ---------------------------------------
                             (Name)

                     Regional Turbofan Program Director
                    ---------------------------------------
                             (Title)

                     9/29/95
                    ---------------------------------------
                             (Date)

                       Atlantic Southeast Airlines, Inc.


                        /s/ George F. Pickett
                       ------------------------------------
                                (Signature)

                        George F. Pickett
                       ------------------------------------
                                (Name)

                        Chairman/CEO
                       ------------------------------------
                                (Title)

                        10/3/95
                       ------------------------------------
                                (Date)

                                   EXHIBIT A
                                   ---------

                              SCHEDULE OF COVERAGE
                              --------------------

                                                       AlliedSignal             Customer
                                                       Responsibility         Responsibility
                                                       -------------------------------------
SUPPORT ELEMENTS
- ----------------
Spare Engines                                               -                     X
Spare Parts (Initial LRU Lay-In)                            X                     -
            (Initial Consumable/Expendable Lay-in)          -                     X
Support Equipment & Tools (Initial)                         X                     -

MAINTENANCE AND INSPECTION (ON-WING)
- ------------------------------------
Labor                                                       -                     X
Parts Replenishment (Excluding Expendables)                 X                     -
Shipment Cost of Parts and Engine                           -                     X
QEC Hardware Repair/Replacement                             -                     X
Line Expendable Material                                    -                     X

INTERMEDIATE/OVERHAUL MAINTENANCE (OFF-WING)
- --------------------------------------------
Labor                                                       X                     -
Parts Replenishment-Excluding LLPs                          X                     -
Parts Repair & Modification                                 X                     -
Shipment Cost of Parts and Engine                           -                     X
QEC Hardware Build and Teardown                             -                     X

SERVICE BULLETIN COMPLIANCE
- ---------------------------

    MANDATORY/RECOMMENDED
    ---------------------


    Parts-Including Consumable                              X                     -
    Labor                                                   X                     -

    OPTIONAL/MODEL CONVERSION
    -------------------------
    Parts-Including Consumables                             -                     X
    Labor                                                   -                     X

                                   EXHIBIT B

                         EMCPP RATE ADJUSTMENT FORMULA
                         -----------------------------

The base EMCPP Rate (Po) will be adjusted in accordance with the following formula:

         P       =        Po (0.75 L/LO + 0.25 A/Ao)

         P       =        Adjusted Hourly EMCPP Rate for each calendar year.

         Po      =        Base hourly EMCPP Rate predicated upon January 1996
                          value.

         L       =        The average hourly earnings for Standard Industrial
                          Classification (SIC) 3724 entitled "Aircraft Engine and Engine Parts Labor" for the first nine months of the calendar year preceding the year for which the P is being calculated.

         Lo      =        The average hourly earnings for Standard Industrial
                          Classification (SIC) 3724 entitled "Aircraft Engine and Engine Parts Labor" for the months of January through September 1995.

         A       =        The average hourly direct labor rate for the
                          ALLIEDSIGNAL Engine production for the same period as L.

         Ao      =        The average hourly direct labor rate for the
                          ALLIEDSIGNAL Engine production for the months of January through September 1995.

         Note 1 In the event that any of the above data is not available in time to permit the adjusted Hourly EMCPP Rate calculation, the preceding period's value will be utilized and the Hourly EMCPP Rate adjusted as soon as circumstances permit.

         Note 2 In the event that index SIC 3724 is discontinued or the index base is changed, a mutually agreed alternate index will be selected, and/or base index value will be adjusted, in a fair and reasonable manner.

         Note 3 Subject to CUSTOMER'S Agreement, ALLIEDSIGNAL reserves the right to change L and Lo from the average hourly earnings to the Employment Cost Index
                          (ECI) when the Bureau of Labor begins publication of such ECI index.

                                   EXHIBIT C

                   ENGINE MAINTENANCE COST PROTECTION PROGRAM
                   ------------------------------------------

                            MONTHLY OPERATION REPORT
                            ------------------------


Customer (Name & Address):
                          ----------------------------------------------------
- ------------------------------------------------------------------------------
Reporting Period: From:                                 To:
                       ---------------------------          ------------------
- ------------------------------------------------------------------------------


       Aircraft      Engine       Engine History       Reporting         Flight
       Serial        Serial       --------------       Period            Hour            Sub
       Number        Number       TSN   TSO   CSN      Hours             Charge          Total
       ------        ------       ---   ---   ---      -----             ------          -----
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------
                                                        X                 -
- -------------------------------------------------------------------------------------------------

                                                           Total Month
Signature/Title:                          Date:            Charge Due:
                 -------------------------     ---------              --------


Mail Copy To:

                                   EXHIBIT D
                                   ---------

                             ENGINE ENROLLMENT FORM
                             ----------------------


The twenty-two (22) ALF502R Series Engines and the Modules thereof that are enrolled in the EMCPP Program are identified below. The module serial numbers will be completed upon aircraft delivery.


=======================================================================================
                          Engine Module Serial Numbers
- ---------------------------------------------------------------------------------------

                                                                (c)
                                               (b) Gas        Combustor
            Engine S/N          (a) Fan        Producer        Turbine         (d) AGB
=======================================================================================
    1     LF0 5333A           86H007         86H007           86H007          86H006
- ---------------------------------------------------------------------------------------
    2     LF0 5330A           86H005         86H005           87A005          86H005
- ---------------------------------------------------------------------------------------
    3     LF0 5090A           83L001         83J001           89A002          86E009
- ---------------------------------------------------------------------------------------
    4     LF0 5277A           86C008         86E010           86E010          84M008
- ---------------------------------------------------------------------------------------
    5     LF0 5380A
- ---------------------------------------------------------------------------------------
    6     LF0 5428A
- ---------------------------------------------------------------------------------------
    7     LF0 5446A
- ---------------------------------------------------------------------------------------
    8     LF0 5527A
- ---------------------------------------------------------------------------------------
    9     LF0 5433A
- ---------------------------------------------------------------------------------------
   10     LF0 5442A
- ---------------------------------------------------------------------------------------
   11     LF0 5425A
- ---------------------------------------------------------------------------------------
   12     LF0 5448A
- ---------------------------------------------------------------------------------------
   13     LF0 5378A
- ---------------------------------------------------------------------------------------
   14     LF0 5382A
- ---------------------------------------------------------------------------------------
   15     LF0 5436A
- ---------------------------------------------------------------------------------------
   16     LF0 5449A
- ---------------------------------------------------------------------------------------
   17     LF0 5472A
- ---------------------------------------------------------------------------------------


=======================================================================================
                          Engine Module Serial Numbers
- ---------------------------------------------------------------------------------------
                                                                  (c)
                                                (b) Gas        Combustor
            Engine S/N          (a) Fan        Producer        Turbine         (d) AGB
=======================================================================================
   18     LF0 5475A
- ---------------------------------------------------------------------------------------
   19     LF0 5427A
- ---------------------------------------------------------------------------------------
   20     LF0 5089A
- ---------------------------------------------------------------------------------------
   21     LF0 TBDA
- ---------------------------------------------------------------------------------------
   22     LF0 TBDA
- ---------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------

=======================================================================================

                                   EXHIBIT E
                                   ---------

                               MAINTENANCE TASKS
                               -----------------

==========================================================================
       TASK                   TASK DESCRIPTION
- --------------------------------------------------------------------------
        1         Engine/LRU Remove & Replace
- --------------------------------------------------------------------------
        2         Module Remove & Replace + Handling
- --------------------------------------------------------------------------
        3         Fan Blade Remove & Replace
- --------------------------------------------------------------------------
        4         4th Turbine Remove & Replace
- --------------------------------------------------------------------------
        5         AGB Seals Remove & Replace
- --------------------------------------------------------------------------
        6         Overspeed Pickup Remove & Replace
- --------------------------------------------------------------------------
        7         Fan Stator Remove & Replace
- --------------------------------------------------------------------------
        8         Fan Rotor Remove & Replace
- --------------------------------------------------------------------------
        9         #9 Seal Remove & Replace
- --------------------------------------------------------------------------
        10        EGT Harness Remove & Replace
- --------------------------------------------------------------------------
        11        #3 Bearing/Seal Remove & Replace
==========================================================================

                                   EXHIBIT F


                      EMCPP HOURLY RATE ADJUSTMENT FORMULA
                      ------------------------------------

                                    ALF502R
                        INFLUENCE of FLIGHT TIME on DMC

                           [graph not reproduceable]